UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Jabil Inc.

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Your Vote Counts!
JABIL INC.
2025 Annual Meeting
Vote by January 22, 2025
11:59 PM ET
JABIL INC.
10800 ROOSEVELT BOULEVARD NORTH
ST. PETERSBURG, FLORIDA 33716
V59866-P21404
You invested in JABIL INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on January 23, 2025.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to January 9, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Vote Virtually at the Meeting*
January 23, 2025
10:00 a.m., Eastern Time
Virtually at:
www.virtualshareholdermeeting.com/JBL2025
*The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the 2025 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items
Recommends
1. Elect nine directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.
Nominees:
1a. Anousheh Ansari For 1b. Michael Dastoor For 1c. Christopher S. Holland For 1d. Mark T. Mondello For 1e. John C. Plant For 1f. Steven A. Raymund For 1g. James Siminoff For 1h. N.V. “Tiger” Tyagarajan For 1i. Kathleen A. Walters For 2. Ratify the appointment of Ernst & Young LLP as Jabil’s independent registered public accounting firm for the fiscal year For ending August 31, 2025. 3. Approve (on an advisory basis) Jabil’s executive compensation. For 4. Vote on a stockholder proposal requesting that the Board adopt a policy to seek stockholder approval of certain Against termination pay arrangements. 5. Vote on a stockholder proposal requesting director election resignation governance guidelines. Against NOTE: Stockholders also will consider any other matters that may properly come before the Annual Meeting.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V59867-P21404